UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

Commission File Number	1-15202

     W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			22-1867895
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

475 Steamboat Road	Greenwich	Connecticut	06830
(Address of principal executive offices)			(Zip Code)

(203)	629-3000
(Registrant’s telephone number, including area code)

None
Former name, former address and former fiscal year, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.20 per share	WRB	New York Stock Exchange
5.700% Subordinated Debentures due 2058	WRB-PE	New York Stock Exchange
5.100% Subordinated Debentures due 2059	WRB-PF	New York Stock Exchange
4.250% Subordinated Debentures due 2060	WRB-PG	New York Stock Exchange
4.125% Subordinated Debentures due 2061	WRB-PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
W. R. Berkley Corporation (the “Company”) held its Annual Meeting of Stockholders on June 11, 2025. The meeting involved: (i) the election of four directors for terms to expire (a) in the case of nominees Mary C. Farrell and Marie A. Mattson, at the Company’s Annual Meeting of Stockholders to be held in 2028, (b) in the case of nominee Ronald E. Blaylock, at the Company’s Annual Meeting of Stockholders to be held in 2027, and (c) in the case of nominee Robert A. Rusbuldt, at the Annual Meeting of Stockholders to be held in 2026, in each case and until their respective successors are duly elected and qualified, unless sooner displaced; (ii) a resolution approving an amendment to the Company’s restated certificate of incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000; (iii) a resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or “say-on-pay” vote; (iv) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (v) a stockholder proposal regarding director election resignation governance policy.
The directors elected and the final voting results are as follows:
(i)    Election of Directors:

Nominee	For	Against	Abstain	Broker Non Votes
Ronald E. Blaylock	307,544,645	43,281,054	328,599	21,292,357
Mary C. Farrell	322,167,716	25,901,262	3,085,320	21,292,357
Marie A. Mattson	342,632,757	8,203,501	318,040	21,292,357
Robert A. Rusbuldt	348,947,436	1,928,011	278,851	21,292,357
(ii)    Resolution Approving an Amendment to the Company’s Restated Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock from 1,250,000,000 to 1,875,000,000:

For	Against	Abstain
359,000,574	12,959,472	486,609
(iii)    Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Say-on-Pay” Vote):

For	Against	Abstain	Broker Non Votes
336,306,919	10,835,813	4,011,566	21,292,357
(iv)    Ratification of the Appointment of KPMG LLP:

For	Against	Abstain
354,160,488	18,064,502	221,665
(v)    A Stockholder Proposal Regarding Director Election Resignation Governance Policy:

For	Against	Abstain	Broker Non-Votes
34,358,174	316,104,684	691,440	21,292,357

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1 Amendment, dated June 11, 2025, to the Company's Restated Certificate of Incorporation, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
W. R. BERKLEY CORPORATION

By:	/s/ Richard M. Baio
	Name:	Richard M. Baio
	Title:	Executive Vice President-
Chief Financial Officer

Date: June 13, 2025